FORBEARANCE AGREEMENT

      THIS FORBEARANCE AGREEMENT (this "Agreement") is entered into as of September 13, 2005, by and among Thomas Equipment, Inc., a Delaware corporation ("Thomas Equipment"), Thomas Ventures, Inc., a Delaware corporation ("Thomas Ventures" and together with Thomas Equipment, each a "Company" and collectively the "Companies") and Laurus Master Fund, Ltd. ("Laurus").

                                   BACKGROUND

      Companies and Laurus are parties to a Security and Purchase Agreement dated as of November 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security and Purchase Agreement") pursuant to which Laurus provides Companies with certain financial accommodations. All capitalized terms used herein which are not defined shall have the meanings given to them in the Security and Purchase Agreement.

      In connection with the Security and Purchase Agreement, Thomas Equipment and Laurus are parties to a Registration Rights Agreement dated as of November 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") pursuant to which Thomas Equipment, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

      Thomas Equipment was required to have a registration statement declared effective by the Securities and Exchange Commission no later than July 20, 2005, which covered the resale of securities issued or issuable to Laurus (the "Registration Obligation"). The Registration Obligations has not been satisfied as of the date hereof. As a result thereof, an Event of Default has occurred and is continuing entitling Laurus to exercise all of it rights and remedies under the Security and Purchase Agreement (the "Registration Default").

      Companies have requested that Laurus forbear from exercising its right and remedies as a result of the Registration Default from the date hereof through and including October 15, 2005 (the "Forbearance Period"), and Laurus has agreed to such forbearance.

      NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Forbearance. Laurus hereby agrees to forbear from exercising and enforcing its rights, powers and remedies afforded under the Security and Purchase Agreement or at law, in equity or by statute with respect to the Registration Default during the Forbearance Period. The foregoing limited forbearance shall not be construed to (a) waive Thomas Equipment's obligation to pay to Laurus the liquidated damages set forth in Section 2(b) of the Registration Rights Agreement based upon the occurrence of the Registration Default and/or (b) impair the ability of Laurus to enforce any such rights, powers or remedies (i) after the Forbearance Period if the Registration Default remains uncured at such time or (ii) during the Forbearance Period as a result of the occurrence of an Event of Default (other than the Registration Default). Upon the occurrence of an Event of Default (other than the Registration Default) during the Forbearance Period, Laurus, at its option, may withdraw its forbearance hereunder. Each Company hereby acknowledges and agrees that the forbearance contained in this Agreement is granted by Laurus only for the limited purpose set forth herein and each term and provision of the Security and Purchase Agreement continues in full force and effect. The forbearance in no manner creates a course of dealing or otherwise impairs the future ability of Laurus to declare an Event of Default under, or otherwise enforce the terms of, the Security and Purchase Agreement.


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      2. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      3. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      4. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                           [Signature Pages to Follow]


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      IN WITNESS WHEREOF, this Forbearance Agreement has been duly executed as of the day and year first written above.


                                         THOMAS EQUIPMENT, INC.


                                         By: DAVID MARKS
                                         ---------------------------------------
                                         Name:  David Marks
                                         Title: Chairman


                                         THOMAS VENTURES, INC.


                                         By: DAVID MARKS
                                         ---------------------------------------
                                         Name:  David Marks
                                         Title: Chairman


                                         LAURUS MASTER FUND, LTD.


                                         By: DAVID GRIN
                                         ---------------------------------------
                                         Name:  David Grin
                                         Title: Fund Manager


                                         CONSENTED AND AGREED TO:

                                         THOMAS EQUIPMENT 2004 INC.


                                         By: DAVID MARKS
                                         ---------------------------------------
                                         Name:  David Marks
                                         Title: Chairman


                                         PNEUTECH INC.


                                         By: DAVID MARKS
                                         ---------------------------------------
                                         Name:  David Marks
                                         Title: Chairman


                      [Additional Signature Page to Follow]


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                                         ROUSSEAU CONTROLS INC.


                                         By: DAVID MARKS
                                         ---------------------------------------
                                         Name:  David Marks
                                         Title: Chairman


                                         HYDRAMEN FLUID POWER LIMITED


                                         By: DAVID MARKS
                                         ---------------------------------------
                                         Name:  David Marks
                                         Title: Chairman


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